Supplement dated October 26, 2010 to Prospectus dated October 31, 2009 as supplemented December 23, 2009

The staff of the SEC declared the registration statement of the Dblaine Fund effective on Monday, October 25, 2010. As a result, the Funds anticipate that each Fund will be mailing proxy materials to its shareholders of record as of September 30, 2010, and the Funds and the Adviser will be soliciting shareholder approval of the merger of each of the Funds into and with the Dblaine Fund at special meetings of shareholders scheduled to be held on Tuesday, November 23, 2010.

Effective immediately, the Funds are no longer available for sale to prospective investors or existing shareholders. In the event that the shareholder proposals are not approved by each Fund’s shareholders and the mergers are not permitted to go forward, the Board of Trustees will determine the appropriate actions to be taken.